SECURITY AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of The
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 12, 2003

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                             THE TJX COMPANIES, INC.
               (Exact name of Registrant as specified in charter)

DELAWARE                            1-4908                   44-2207613
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(State or other jurisdiction        (Common File             (I.R.S. employer
of incorporation)                   Number)                  identification No.)

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                    770 Cochituate Road, Framingham, MA 01701
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               (Address of Principal Executive Offices) (Zip Code)

                                 (508) 390-1000
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               Registrant's Telephone Number (including area code)

                                       N/A
                                       ---
                         (Former name or former address,
                          if changed since last report)


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item 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

Exhibit Number   Title
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99.1             Press Release, dated August 12, 2003 of The TJX Companies, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The information contained in this report is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended:

     On August 12, 2003, The TJX Companies, Inc. issued a press release which included financial results for the fiscal quarter ended July 26, 2003. The release is furnished as Exhibit 99.1 hereto.

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                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                THE TJX COMPANIES, INC.



                                                /s/ Donald G. Campbell
                                                --------------------------------
                                                Donald G. Campbell
                                                Executive Vice President and
                                                Chief Financial Officer

Dated:  August 12, 2003


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                                  EXHIBIT INDEX

Exhibit Number   Description
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99.1             Press Release, dated August 12, 2003 of The TJX Companies, Inc.